Exhibit 99.4

Gogoro
Company Presentation
CEO Vision Video Transcript

09.10.21

Video Intro for Presentation

Energy is at the center of all human innovation.

For decades people have been trying to figure out how we can help it do more, stretch it further. Make it more sustainable. And reduce its impact on the environment.

If you’re 30yrs old today, you’ve already experienced a 50% increase in global CO2 in your lifetime. Much of it comes from the vehicles we depend on every day.

Addressing that challenge head-on is the key to making mobility smarter, vehicles more efficient and our cities more livable - today - and for generations to come.

But to make vehicles cleaner,

We have to make energy smarter.

Gogoro started with a simple question.

“How do you make riding electric a reality for millions who rely on two-wheels every day in the world’s crowded, sprawling cities? How do you unlock its full potential, for them?”

Think about it - Over 500M 2 wheelers in urban areas - riding over 1 and a half Trillion kilometers a year. But less than 10% of those riders have access to safe, reliable, convenient electric power.

Around the world, nations are setting bold goals for transitioning to cleaner energy, and with that 100’s of millions of two-wheelers will need to be electrified in the years ahead. But in today’s urban centers traditional plug-in charging just doesn’t work.

They need something better.

We’ve pioneered the world’s most advanced portable smart battery and an intelligent, scalable swapping infrastructure to do just that.

We created a totally integrated, and open technology platform that powers a 360˚ ecosystem, all built around one simple idea:

Swap and Go.

Instant power.

Easy to use. Easy to find. Always ready.

No waiting to fill-up. Never waiting to charge. Just grab the power you need on your way –

and just keep going.

What we started nearly a decade ago – a simple idea of Swap & Go – is now a reality.

Our mission is to put smart, portable electric power within reach of every urban rider in the world.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Poema Global and Gogoro. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the capability of Gogoro’s technology and Gogoro’s business plans are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward- looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Poema Global and Gogoro caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, which is expected to be filed by Gogoro with the SEC and other documents filed by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from Poema Global’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Poema Global’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by Gogoro with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of Poema Global and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Poema Global or Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Poema Global and Gogoro as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward- looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this communication.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Gogoro will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to Gogoro’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Poema Global to vote on the proposed transaction. Shareholders of Poema Global and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Poema Global, Gogoro and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Poema Global as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Poema Global will also be able to obtain a copy of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Poema Global and Gogoro and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Poema Global and their ownership is set forth in Poema Global’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under Section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Poema Global’s shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Poema Global or Gogoro, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.